Unusual or Infrequent Items Impacting Results	12 Months Ended
Sep. 30, 2020
Unusual or Infrequent Items, or Both [Abstract]
Unusual or Infrequent Items Impacting Results

13. Unusual or Infrequent Items Impacting Results.

The Company recorded gains due to the reversal of the estimated contingent liability related to the Danfair acquisition. The earned payout liability, estimated to be $425,000 on the date of acquisition, was later determined to be approximately $85,000 based upon the total revenues for the 12 months following the acquisition. Changes in the estimated earned payout liability, up to the total contractual amount, were reflected in our results of operations in the periods in which they are identified. The Company recorded gains during the third and fourth quarters in 2020 of $150,000 and $190,000, respectively.

First quarter 2019 net income included $634,000, or $.19 per share, from gains on real estate sales. Second quarter 2019 net income included $179,000 or $.05 per share, from a gain of $247,000 on the insurance settlement for hurricane damages and losses sustained at our Panama City, Florida location.

First quarter 2018 net income included $3,041,000, or $.92 per share, due to a deferred tax benefit resulting from revaluing the company’s net deferred tax liabilities per the Tax Cuts and Jobs Act of 2017.

Fourth quarter 2018 net income included $403,000, or $.12 per share, due to a deferred tax benefit resulting from finalizing the revaluation of the company’s net deferred tax liabilities per the Tax Cuts and Jobs Act of 2017.